UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sterling Real Estate Trust

d/b/a Sterling Multifamily Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

01 - Gregory P. Hammes 04 - Michelle L. Korsmo 07 - Joel S. Thomsen 02 - Timothy L. Haugen 05 - Mark T. Polovitz 08 - James S. Wieland 09 - Lance R. Wolf 03 - Timothy A. Hunt 06 - Kenneth P. Regan 91AV For Withhold For Withhold For Withhold A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2. 04A0UC Proposal No. 2: To ratify the appointment of RSM US LLP to serve as independent registered public accounting firm for the year ending December 31, 2026. Proposal No. 1: Election of the following to the Board of Trustees until the next annual meeting or until their successors are duly elected and qualified. For Against Abstain When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title as such. Joint owner should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Online Go to www.envisionreports.com/NREI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NREI You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 11:59 p.m., Central Time, on June 24, 2026.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/NREI FOR THE STERLING MULTIFAMILY TRUST ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2026 This Proxy is solicited on behalf of the Board of Trustees of Sterling Multifamily Trust. The undersigned, revoking all prior proxies, hereby appoints Megan E. Schreiner and Michael P. Carlson, or either of them, as proxy or proxies with full power of substitution and revocation, to vote all common shares of Sterling of record in the name of the undersigned at the close of business on April 15, 2026 at the Annual Meeting of Shareholders to be held on Thursday, June 25, 2026 at 6 p.m., CT at the Avalon Events Center located at 2525 9th Avenue South, Fargo, North Dakota 58103, or any adjournment or postponements thereof, upon matters listed below. I authorize the proxy to vote as his or her discretion may dictate on the transaction of such other business as may properly come before the 2026 Annual Meeting of Shareholders or any adjournment or postponements thereof. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE REVOCABLE PROXY — STERLING MULTIFAMILY TRUST C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Sterling Multifamily Trust Annual Meeting of Shareholders will be held on Thursday, June 25, 2026 at the Avalon Events Center, 2525 9th Avenue South, Fargo, North Dakota 58103, at 6:00 p.m. Central Time. A social reception preceding the shareholder meeting will begin at 5:00 p.m. Central Time.